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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2004


                              Ark Restaurants Corp.
             (Exact name of registrant as specified in its charter)


                                     0-14030
                            (Commission File Number)

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
         New York                            13-3156768
 ---------------------------           --------------------------------
(State or other jurisdiction          (I.R.S. Employer Identification)
      of incorporation)
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                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)


                                 (212) 206-8800
               (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 9, 2004, the audit committee of Ark Restaurants Corp. (the "Company") engaged J.H. Cohn LLP as the Company's independent auditor to audit the Company's consolidated financial statements for the year ending October 2, 2004. J.H. Cohn LLP replaced Deloitte & Touche LLP who had been engaged by the Company as the independent accountants to audit the Company's consolidated financial statements. Deloitte & Touche LLP was replaced effective January 9, 2004.

         The decision to change the Company's independent accountants from Deloitte & Touche LLP to J.H. Cohn LLP was approved by the Audit Committee of the Board of Directors.

         The reports of Deloitte & Touche LLP on the financial statements of the Company during the two-year period ended September 27, 2003 did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two-year period ended September 27, 2003, and interim period from September 28, 2003 through December 27, 2003, the Company did not have any disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         During the two year period ended September 27, 2003 and the subsequent interim period from September 28, 2003 to December 27, 2003, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         In connection with the filing of this Form 8-K, Deloitte & Touche LLP was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the SEC stating whether Deloitte & Touche LLP agrees with the above statements. A copy of Deloitte & Touche LLP's letter to the SEC is attached hereto as Exhibit 16 to this Form 8-K.

ITEM 7. Financial Statements and Exhibits.

         Exhibit 16. Letter from Deloitte & Touche LLP regarding change in certifying accountant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ARK RESTAURANT CORP.


                             By: /s/ Michael Weinstein
                                 ----------------------
                             Chief Executive Officer

Date: January 15, 2004










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INDEX TO EXHIBITS

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Exhibit   Description
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
  16 Letter from Deloitte & Touche LLP regarding change in certifying accountants.

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